UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 31, 2011
Ormat Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32347	No. 88-0326081
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

6225 Neil Road, Reno, Nevada	89511-1136
(Address of Principal Executive Offices)	(Zip Code)
(775) 356-9029
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Exhibit 99.1 Press Release of the Company dated October 31, 2011.

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information set forth in the Current Report on Form 8-K of Ormat Technologies, Inc. (the “Company”) filed September 27, 2011 is incorporated herein by reference.
     On October 31, 2011, OFC 2 LLC, a Delaware limited liability company (“OFC 2”), ORNI 15 LLC, a Delaware limited liability company (“ORNI 15”), ORNI 39 LLC, a Delaware limited liability company (“ORNI 39”), ORNI 42 LLC, a Delaware limited liability company (“ORNI 42”) and HSS II, LLC, a Delaware limited liability company (“HSS II”, and collectively with OFC 2, ORNI 15, ORNI 39 and ORNI 42, the “Issuers”), each a wholly-owned direct or indirect subsidiary of Ormat Nevada Inc. (“ONI”), a wholly-owned subsidiary of the Company, completed the sale of $151,739,500 aggregate principal amount of Series A Notes due 2032 (the “Series A Notes”). The Series A Notes were sold pursuant to a Note Purchase Agreement, dated September 23, 2011, among the Issuers, OFC 2 Noteholder Trust, as purchaser, John Hancock Life Insurance Company (U.S.A.), as administrative agent, and the U.S. Department of Energy, as guarantor (the “DOE”). The net proceeds from the sale of the Series A Notes, after deducting transaction fees and expenses, were approximately $147.4 million, and will be used to finance a portion of the construction costs of Phase I of the Issuers’ McGinness Hills and Tuscarora geothermal power facilities. The Issuers will pay 4.687% interest on the Series A Notes quarterly in arrears on the last day of each of March, June, September and December in each year, commencing on December 31, 2011. The DOE will guarantee payment of 80% of principal and interest on the Series A Notes pursuant to Section 1705 of Title XVII of the Energy Policy Act of 2005, including by the American Recovery and Reinvestment Act of 2009 and the Energy and Water Development and Related Agencies Appropriations Act.

Item 8.01.	Other Events.
     On October 31, 2011, the Company issued a press release announcing the transaction described above. A copy of the Company’s press release issued in connection therewith is furnished as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits
     Exhibit 99.1 Press Release of the Company dated October 31, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORMAT TECHNOLOGIES, INC.
By:	/s/ Yehudit Bronicki
	Name:	Yehudit Bronicki
	Title:	Chief Executive Officer
Date: November 1, 2011

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release of the Company October 31, 2011.

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